Two Rivers Water & Farming Company 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Two Rivers Water & Farming Company on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Two Rivers Water & Farming Company.

Dated: August 11, 2017	By:	/s/ Wayne Harding
Chief Executive Officer

By:	/s/ Bill Gregorak
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Two Rivers Water & Farming Company and will be retained by Two Rivers Water & Farming Company and furnished to the Securities and Exchange Commission or its staff upon request.

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